A New Champion in GI With A One Tract Mind Focused on Rare, Orphan & Unmet Needs April 2020

Forward Looking Statements This presentation includes forward-looking statements including, but not limited to, statements related to our operations and business strategy and the development of drug candidates. The forward-looking statements contained in this press release are based on management’s current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of our drug development program and our ongoing or future clinical trials, the lengthy and unpredictable nature of the drug approval process, our ability to commercialize our product candidates if approved, statements about the structure, timing and completion of the proposed Merger, the Company’s ability to complete the concurrent capital raise with the merger and the ability of the Company to close the merger and integrate the two companies. These risks and uncertainties include, but may not be limited to, those described in our Form 10-K for the year ended December 31, 2018, our Form 10-Q for the quarter ended September 30, 2019, and in any subsequent filings with the SEC. Forward-looking statements speak only as of the date of this presentation and we undertakenoobligationtoreviewor update any forward-looking statement except as may be required by applicable law. 2

Summary of Key Merger Terms • All stock merger between RDD Pharma Ltd. and Innovate Biopharmaceuticals, Inc. • Post merger closing, the company will change its name to 9 Meters Biopharma, Inc. (NMTR) Deal Terms • Acquisition of Naia Rare Diseases for cash and equity consideration soon after • Transactions expected to close in early 2020 Concurrent Private • Orbimed will act as lead investor; term sheet negotiated Placement • Existing investors of RDD & INNT committed for $10 - $12 million, up to $25 million financing • Post-merger Board of Directors: Mark Sirgo, PharmD (Chair), John Temperato (CEO), Corporate Nissim Darvish, M.D., Ph.D., Lorin Johnson, Ph.D. and Steve Laumas, M.D. Organization • Headquarters: Research Triangle Park, NC 3

Investment Highlights: A Powerful Combination NASDAQ listed company focused on rare, orphan and unmet needs in gastrointestinal disorders NM-002: Novel therapeutic approach for Short Bowel Syndrome, an underserved, debilitating orphan disease with multiple near-term data read-outs Larazotide: First drug to move to into a Phase 3 trial in Celiac Disease with readout in 2021 Focused on increasing shareholder value by creating solutions for GI diseases with high unmet needs Leading institutional investor support 4

Board of Directors* Mark Sirgo, PharmD Chairman John Temperato CEO & Director Nissim Darvish, MD, PhD Director Lorin Johnson, PhD Director Steve Laumas, MD Director * *Ongoing Board after merger close 5

Diverse Pipeline Led by Programs in Celiac Disease and Short Bowel Syndrome

Program	Class *(Route)*	Indication	Type	R & D	Phase 1	Phase 2	Phase 3	Rights	Next Update
Larazotide	Tight Junction Regulator *(Oral; Gut Restricted)*	Celiac Disease	NCE	Phase 3 Ongoing				Global	Topline readout Phase 3 CeD study → 2H'21
NM-002 *(Formerly NB-1001)*	Long-Acting GLP-1 *(Injectable)*	Short Bowel Syndrome	NCE	Phase 1b/2a		Orphan (US)		Global	Initiate Phase 1b/2a SBS Study → 2H'20
NM-003 *(Formerly NB-1002)*	Long-Acting GLP-2 *(Injectable)*	TBD Post Merger	NCE	Entering Phase 1				Global	Indication selection of GLP-2 → 2H'20
NM-004 *(Formerly INN-108)*	Immunomodulator *(Oral; Gut Restricted)*	TBD Post Merger	NCE	Phase 2a Ready		Orphan (US) Pediatric UC		Global (excludes Asia; includes Japan)	Indication selection of Immunomodulator → 2H'20
NM-005 *(Formerly RDD-0315)*	α_1/α_2 Receptor Agonist *(Intra-anal gel)*	Fecal Incontinence in Spinal Cord Injury	Complex 505(b)(2)	Phase 1 (US)/ Entering Phase 2b (EU)			Orphan (EU) Fast Track (US)	Global	Phase 1 FI study → 1H'20

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Multiple Inflection Points Over Next 24 Months

1H 2020

9 Meters Biopharma, Inc. fully integrated post mergers with Innovate and Naia Rare Diseases

R & D Investor Day

2H 2020

Initiate Phase 1/2 SBS Study (NM-002)

Initiate monetization of non-core assets

Indication selection of GLP-2 agonist (NM-003)

Indication selection of Immunomodulator (NM-004)

1H 2021

Top-line results Phase 1/2 SBS (NM-002)

Interim look: Phase 3 larazotide in Celiac Disease

Initiate RoW partnering process in SBS (NM-002)

Non-dilutive financing for 2nd Celiac Disease Phase 3

2H 2021

Start Phase 3 SBS Study (NM-002)

Top-line larazotide Phase 3 readout Celiac Disease

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Proforma Cap Structure Post-Merger

- Shares outstanding
  - INNT (incl. all options): ~46M
  - RDD (newly issued shares): ~44M
  - INNT warrants (as exercised): ~15M

Fully Diluted shares: ~105M*

*Does not include concurrent financing; additionally $2.85 M distributed to NAIA as part of the upfront for the acquisition not included

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Short Bowel Syndrome (SBS) Novel approach using a Long-Acting GLP-1 Agonist (NM-002; Orphan Designation)

Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease

Orphan disease (orphan designation granted) with a large underserved market

Affects up to 20,000 people in the U.S. with similar prevalence in Europe[1,2]

Severe disease with life changing consequences

- Impaired intestinal absorption, diarrhea & metabolic complications[3]

Life-long dependency on Total Parenteral Nutrition (TPN)

- Complex parenteral support to survive with risk of life-threatening infections & extra-organ impairment[4]

Takeda/Shire's GATTEX® TTM sales of $590 million

- Safety concerns administered under REMS program
- Shire acquired NPS Pharma for $5.2 billion in 2015
- Sold via specialty pharmacy distribution model


Normal
Length of gastrointestinal tract
~ 9.0 m /~ 30 ft
SBS patient
Length of gastrointestinal tract5
< 2.0 m /~ 6.5 ft

[1]Jeppesen P. Expert Opin Orphan Drugs; 1:515-25; [2]Transparency Market Research; Short Bowel Syndrome Market, 2017; [3]Amiot A et al. Clin Nutr 2013;32:368–74; Boland E et al. Am J Surg 2010;200:690–3; [4]Torres C. Current Paediatr 2006;16:291–7; Bielawska B. Nutrients 2017;9:466–79; Pironi L et al. Clin Nutr 2016;352:247–307; Hofstetter S et al. Curr Med Res Opin 2013;29:495–504

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New Approach to SBS with Long-Acting GLP-1 Agonist


exenatide
XTEN
DNA
Expression
XTEN
exenatide

Phase 1b Study: 70 patients with diabetes; Placebo controlled, single dose ascending study – 12.5 mg to 200 mg showed no safety concerns

Long Acting GLP-1 (exenatide) licensed from Amunix

- Developed specifically for SBS patients & gastric effects
- Dosing twice monthly; potentially monthly
- Different from GLP-1s used in diabetes & pancreatic effects
- Potentially lowers drug exposure

Companies using Amunix long-acting technology in development: Lilly, Janssen, Roche, Biogen

Amunix patent portfolio covers product out to mid 2030s

- **GLP-1 agonist therapy slowed gut transit**
- **Significantly reduced bowel movements**
- **Some patients discontinued total parenteral nutrition (TPN)[1]**
- Existing treatments including parenteral nutrition, surgical techniques and growth factors (Zorptive® (somatropin); Gattex® (teduglutide)) all have key limitations

[1]Kunkel, D., Basseri, B., Low, K., Lezcano, S., Soffer, E.E., Conklin, J.L., Mathur, R. and Pimentel, M., 2011. Efficacy of the glucagon-like peptide-1 agonist exenatide in the treatment of short bowel syndrome. *Neurogastroenterology & Motility*, 23(8), pp.739-e328.

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Key Advantages of GLP-1 vs GLP-2 in SBS

	Long-acting GLP-1 (NM-002)	GLP-2 Analogues
Frequency of Dose	Twice monthly; potentially monthly	Daily injection to once-weekly forms
Safety	GLP-1 class AEs mild and tolerable; potentially less due to lower exposure	REMS: Neoplastic growth warning (trophic)
Efficacy	• Predicted decrease of TPN volume by > 50% • ≥ 50% discontinuation of TPN	• Decrease TPN volume by > ~20% • ~5% d/c of TPN per trials
Onset of Action	Benefits potentially within first week b/c of GLP-1 mechanism	Benefits in weeks to months (GATTEX® ~ 8 weeks)

NM-002 is a long-acting GLP-1 NCE uniquely designed to take advantage of a gastric effect in SBS patients; other GLP-1 agonists have sequence changes optimized for pancreatic effects in diabetic populations.

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NM-002 GI Safety in Diabetic Patients (P1 Single-Dose Study) Gastrointestinal Side Effect 12.5 mg 25 mg 50 mg 100 mg 150 mg 200 mg PBO Overall Reported (n=8) (n=10) (n=9) (n=8) (n=9) (n=8) (n=18) (n=70) Nausea 0 1 (10%) 1 (11%) 2 (25%) 8 (89%) 5 (63%) 2 (11%) 19 (27%) Dyspepsia 0 0 0 1 (13%) 1 (11%) 1 (13%) 0 3 (4%) Vomiting 0 0 0 1 (13%) 4 (44%) 4 (50%) 1 (6%) 10 (14%) Constipation 0 0 0 0 3 (33%) 0 0 3 (4%) Eructation (Belching) 0 0 0 0 2 (22%) 1 (13%) 0 3 (4%) Diarrhea 0 0 0 0 1 (11%) 0 3 (17%) 4 (6%) Epigastric Discomfort 0 0 0 0 1 (11%) 2 (25%) 0 3 (4%) There were no serious adverse events reported and no patients were withdrawn from the study due to adverse events. The majority of adverse events (173 of 227 [76%]) were mild (Grade 1) in severity. No adverse events of Grade 3 or greater (severe or above) were reported during the study. Source: Cleleand, J et. al. Diabetologia (2012) 55:[Suppl1]S1–S538; Abstract #821. pp. s338-339; Data on file 13

Proof-of-Concept of Exenatide (GLP-1 agonist) in SBS Patients • Five patients with SBS based on <90 cm of small bowel and clinical evidence of nutritional deprivation selected • Each patient started on 5µg dose of exenatide BID and continued over the following month, baseline parameters repeated • The subjects consisted of four males and one female, aged 46–69 years • At baseline, all had severe diarrhea (from 6 to 15 bowel movements per day) often within minutes of eating • Post exenatide, all patients had improvement in bowel frequency and form and no longer meal-related • Total parenteral nutrition was stopped successfully in three patients • Antroduodenal manometry revealed continuous low amplitude gastric contractions during fasting which completely normalized with exenatide 14

Phase 1b/2a SBS Proposed Clinical Study Design 7 Day Safety 7 Day Safety 7 Day Safety Assessment Assessment Cohort 2 Assessment Cohort 1 (50 mg) (100 mg) n= 2 to 5 n=2 to 5 Cohort 1 (50 mg) Total n = 12 to 30 Screening n= 2 to 5 Cohort 2 (100 mg) n=2 to 5 Cohort 3 Cohort 3 (150 mg) (150 mg) n=2 to 5 n=2 to 5 The primary objectives of the study are: • To assess the safety and tolerability of three doses of NM-002 in patients with SBS • Determine whether there is any change in urine output over two 48-hour periods post-dose (days 2-3, 4-5 and days 16-17, 18-19) compared to baseline 15

Comparable Deals/Companies in SBS Two companies have been acquired with GLP-2 analogues for SBS; a third public company, Zealand (NASDAQ:ZEAL), is developing a GLP-2 analogue for SBS October 2015 May 2019 August 2017 Acquires for $340 million upfront+ $470 Approved for SBS in 2012 million CVRs (2019); GLP-2 asset for Raised $78 million by August 2017 SBS in spin-off (VectivBio) Acquired NPS for $5.2 Billion Acquires post $60 million mezzanine Current Market Cap* financing in 2018 led by Novo Ventures ~$1.2 Billion (Apraglutide (GLP-2): Phase 1 complete for SBS) (Glepaglutide (GLP-2)in Phase 3 for SBS) *Mkt cap as of April 30, 2020 16

Celiac Disease Larazotide: Oral, Non-Absorbable, Tight-Junction Regulator

Celiac Disease: Autoimmune Disorder with a Genetic Link

Triggered by dietary gluten

- Intestinal epithelia barrier leakiness leads to "Intestinal-Inflammatory Loop"
- Eventually, intestinal surface (villi) *become atrophied*

Genetic Link

- Worldwide prevalence of around 1% and on the rise[1]
  - Celiac patients have a specific HLA class II gene variant[2]
    - HLA-DQ2 (~95%) or,
    - HLA-DQ8 (5%)[2]
- Genome-Wide Assoc. Studies (GWAS) link disease to four genes involved with regulation of tight junctions[3]

Gluten Free Diet (GFD) is the only therapy

- Nutritional imbalances
- Cost burden to patients



GI Abdominal Domain Symptoms	
Abdominal Pain	Abdominal Cramps
Bloating	Gas

Prevalence

- **US & EU ~1%**
- **US ~3.2 million**
- EU ~3.5 million
- ROW ~15 million

[1]Schuppan and Dieterich, UpTo Date (2018)
[2]Fasano, A. Genetics of Celiac Disease (Nov 2016) https://emedicine.medscape.com/article/1790189-overview
[3]Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Trends in Genetics, 32(5), pp.295-308

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Larazotide Normalizes Intestinal Barrier in Celiac Disease Preventing Antigen Trafficking Larazotide is an 8 natural amino acid peptide which normalizes disrupted tight junctions (IFN α, IFN γ, TNF, IL 4, IL 5 and IL 21) Adapted from: Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Understanding celiac disease by genomics. Trends in Genetics, 32(5), pp.295-308 19

Lack of Absorption → Unique Pharmacology as Cleaved Fragment Accumulates, it Inhibits Larazotide Brush Border Peptidase Cleaves Larazotide to a Translates to Clinically Relevant Doses 6-mer (Fragment 2) in Clinical Trials Porcine Intestine Ussing Chamber studies showed larazotide normalizes tight junctions while the addition of the 6-mer fragment inhibited larazotide activity 1 μM → 0.25 mg 2 μM → 0.5 mg Rationale For Doses Used in Phase 3 trial Hernandez L, Carlson et al.. Digestive Diseases Week 2018; SA1183 20

Phase 2b Celiac Disease Trial Design



14-day Screening Period
28-day Single-blind Placebo Run-in Phase
84-day (12-week) Double-blind Treatment Phase
28-day Single-blind Placebo Run-in Phase
Visit 1 Day 28
Visit 2 Day 0
Visit 3 Day 14
Visit 4 Day 28
Visit 5 Day 56
Visit 6 Day 84
Visit 7 Day 112
In-person visit
Telephone visit
Placebo
Placebo (n = 84)
Larazotide Acetate 0.5 mg TID (n = 86)
Larazotide Acetate 1.0 mg TID (n = 85)
Larazotide Acetate 2.0 mg TID (n = 87)
Placebo

The primary endpoint was the difference in average weekly on-treatment CeD-GSRS score for each dose versus placebo, over the 12-week active treatment period. A secondary objective was to validate the Celiac Disease Patient Reported Outcome (CeD PRO) instrument as a daily measure of therapeutic effects.

Inclusion Criteria

- 18–75 years old with BMI between 16–45 kg/m^2
- CeD confirmed by intestinal biopsy or capsule endoscopy w/+ serology 12 months before entry
- Maintenance of a GFD for ≥12 consecutive months before screening
- Adherence to current GFD on study
- If at least one gluten-related symptom (diarrhea, abdominal pain, bloating, nausea) in the month before screening, and at screening, required to have a qualifying score of ≥2, reflecting 'mild discomfort' on the CeD domains of the Gastrointestinal Symptom Rating Scale (CeD-GSRS)

Exclusion Criteria

- Refractory CeD or severe CeD complications (e.g., enteropathy-associated T-cell lymphoma)
- Other chronic inflammatory GI disease (e.g., inflammatory bowel disease)
- Diabetes, or autoimmune, psychiatric, or neurological disease that could interfere with assessments
- Smoking, pregnancy or breastfeeding
- Previous exposure to larazotide acetate
- Concomitant use of systemic or intestinal immune suppressants
- Continuous antibiotics, NSAIDs, and medications that alter gastric pH or intestinal permeability

Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319.

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PRO Endpoints Show Robust Treatment Effect

CeD-GSRS: Primary Endpoint for Phase 2b



Mean weekly average on-treatment CeD-GSRS score
Placebo
0.5 mg
1.0 mg
2.0 mg
CeD-GSRS score (mean)
3.6
3.5
3.4
3.3
3.2
3.1
3.0
2.9
2.8
2.7
2.6
2.5
2.4
2.3
P = .590 (ANCOVA)
P = .264 (MMRM)
P = .900 (ANCOVA)
P = .994 (MMRM)
P = .022 (ANCOVA)
P = .005 (MMRM)
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Double-blind treatment

Dose	0.5mg	1mg	2mg
CeD GSRS[1] p values	0.022	0.900	0.590

Positive Phase 2b with Statistically Significant
p Value at Therapeutic Dose

CeD PRO[1] Responder[2] Analysis P2b Trial ('012) Primary Endpoint for Phase 3



p = 0.022
30.0%
20.0%
10.0%
0.0%
% Responders*
14.3%
Treatment Effect
28.6%
Placebo
0.50mg

n=84 for Placebo and n=84 for 0.5 mg dose

Treatment effect > than approved IBS brands with Phase 3 PROs
(Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®)

[1]CeD PRO Abdominal Domain is the agreed upon endpoint for phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study
[2]Responder =Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks)
Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319
FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch)

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GI Safety of Larazotide in Celiac Patients (Phase 2b Study) Gastrointestinal Side Effect Reported PBO (n=84) 0.5 mg (n=85) 1 mg (n=84) 2 mg (n=87) Overall (n=256) Diarrhea 7 (8.3%) 7 (8.2%) 5 (6.0%) 8 (9.2%) 20 (7.8%) Nausea 9 (10.7%) 4 (4.7%) 7 (8.3%) 7 (8.0%) 18 (7.0%) Constipation 2 (2.4%) 3 (3.5%) 7 (8.3%) 5 (5.7%) 15 (5.9%) Abdominal pain 4 (4.8%) 1 (1.2%) 5 (6.0%) 6 (6.9%) 12 (4.7%) Abdominal pain upper 2 (2.4%) 3 (3.5%) 4 (4.8%) 2 (2.3%) 9 (3.5%) Flatulence 0 2 (2.4%) 4 (4.8%) 3 (3.4%) 9 (3.5%) Gastroesophageal reflux disease 0 2 (2.4%) 1 (1.2%) 6 (6.9%) 9 (3.5%) Abdominal distension 1 (1.2%) 2 (2.4%) 5 (6.0%) 1 (1.1%) 8 (3.1%) Vomiting 6 (7.1%) 2 (2.4%) 2 (2.4%) 3 (3.4%) 7 (2.7%) Dyspepsia 3 (3.6%) 1 (1.2%) 2 (2.4%) 2 (2.3%) 5 (2.0%) Source: Larazotide phase 2b study report; Data on file 23

Phase 3 Primary Endpoint: CeD PRO Validated in Phase 2b



Celiac Symptoms
Abdominal cramping
Abdominal pain
Bloating
Gas
Constipation
Diarrhea
Loose stools
Nausea
Headaches
Extreme fatigue
Primary endpoint for Phase 3
GI Domain - key Secondary endpoint
Celiac Symptoms Domain
Abdominal
Diarrhea / Loose stools
Non-GI
Gastrointestinal Symptoms

- *CeD PRO Abdominal Domain* is the agreed upon primary endpoint for Phase 3 with the FDA
- The CeD PRO was *pre-specified* and an exploratory endpoint in the Phase 2b Study

Thinking about your worst experience in the past 24 hours, how severe was each of the following symptoms? On the following screens, please tap a number to indicate how you felt. Patient chooses on a visual analogue scale 0-10, 10 being worst possible for following:

- **Abdominal Cramping**
- **Abdominal Pain**
- **Bloating**
- **Gas**
- Constipation
- Diarrhea
- Loose Stools
- Nausea
- Vomiting
- Headache
- Tiredness

Responder =Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks)
Source: Leffler, DA, Kelly, CP, Green, PHR et al, Gastroenterology 2015;148:1311–1319

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Phase 3 Trial Design in Celiac Disease Screening/Eligibility Period 24-week Double-Blind Treatment Phase Day 35 Day 21 Day 1 Day 28 ± 3 Day 56 ± 3 Day 84 ± 3 Day 112 ± 3 Day 168 ± 3 Week 5 Week 3 Baseline Week 4 Week 8 Week 12 Week 16 Week 24 Visit 1 Visit 2 Visit 3 Visit 4 Visit 5 Visit 6 Visit 7 Visit 8 (End) Placebo (~n = 210) Initiate Double-Blind Study Drug on Day 1 Larazotide 0.25 mg TID (~n = 210) Randomization 1:1:1 Larazotide 0.50 mg TID (~n = 210) 01 Primary Endpoint: CeD Pro 02 Key Inclusion Criteria Similar to 03 Phase 3 De-Risked Based on Phase 2b Abdominal Domain Score Phase 2b Learnings Study sites: >100 US sites currently Gluten free diet for 12 months, but still Exclude subjects likely to be placebo responders recruiting experiencing abdominal symptoms Enriched design via inclusion criteria targets patients with greater severity to increase treatment effect 25

Investment Highlights: A Powerful Combination NASDAQ listed company focused on rare, orphan and unmet needs in gastrointestinal disorders NM-002: Novel therapeutic approach for Short Bowel Syndrome, an underserved, debilitating orphan disease with multiple near-term data read-outs Larazotide: First drug to move to into a Phase 3 trial in Celiac Disease with readout in 2021 Focused on increasing shareholder value by creating solutions for GI diseases with high unmet needs Leading institutional investor support 26

Thank You John Temperato President & CEO jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com Sireesh Appajosyula, PharmD SVP, Corporate Development & Operations sireesh@9meters.com